           CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We  consent  to the  reference  to our firm  under  the  caption  "Independent
Registered  Public  Accounting  Firm and Legal  Counsel" and to the use of our
report dated May 22, 2006 included in the Statement of Additional  Information of this  Registration  Statement  (Form N-2 No.  333-11257 and  811-21109) and
related Prospectus of OFI Tremont Market Neutral Hedge Fund.

                                          ERNST & YOUNG LLP

New York, New York
July 28, 2006